Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS
ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of JAWS Hurricane Acquisition Corporation (the “Company”) on Form 10-Q for the quarter ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew Walters, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: August 15, 2022

By:	/s/ Matthew Walters
Name:	Matthew Walters
Title:	Chief Executive Officer
(Principal Executive Officer)